DIVERSIFIED ASSETS PORTFOLIO

SUMMARY PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

DIVERSIFIED ASSETS PORTFOLIO — SERVICE SHARES AND PREMIER SHARES

SUPPLEMENT DATED MAY 27, 2016 TO

SUMMARY PROSPECTUS DATED APRIL 1, 2016

The Summary Prospectus is supplemented as follows:

At a meeting held on May 26, 2016, the Board of Trustees of the Northern Institutional Funds approved the conversion of the Portfolio to a “government money market fund” as defined under Rule 2a-7 of the Investment Company Act of 1940, as amended. The conversion, and the changes described below, will become effective on or about September 30, 2016 (the “Conversion Date”). Shareholders will be provided an updated summary prospectus upon conversion.

As a government money market fund, the Portfolio will invest substantially all (and at least 99.5%) of its total assets in cash, securities issued or guaranteed as to principal and interest by the U.S. government or by a person controlled or supervised by and acting as an instrumentality of the U.S. government pursuant to authority granted by the Congress of the United States or any certificate of deposit of any of the foregoing, and repurchase agreements that are fully collateralized by cash or such securities. In addition, the Portfolio will continue to use the amortized cost method of valuation to seek to maintain a stable net asset value of $1.00 per share, and will not be required to impose a liquidity fee or redemption gate that might apply to other types of money market funds should certain triggering events specified in Rule 2a-7 occur.

Upon the Portfolio’s conversion to a government money market fund, the Portfolio will also change its name to “Government Assets Portfolio.” In connection with the conversion of the Portfolio to a government money market fund, it is anticipated that the Portfolio will transition its portfolio to securities that are eligible investments for a government money market fund prior to the Conversion Date. Because the yields on government securities generally may be expected to be lower than the yields on comparable non-government securities, it is anticipated that the Portfolio’s yield may decrease as more assets are invested in government securities.

Additionally, upon the Conversion Date, Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio to the extent that the Portfolio’s “Total Annual Portfolio Operating Expenses” (other than certain excepted expenses as described in the Summary Prospectus) exceed 0.25%. This contractual expense reimbursement arrangement is expected to continue until at least one year from the Conversion Date.

Please retain this Supplement with your Summary Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northerntrust.com/institutional	NIF SPT PSDA (5/16)

NORTHERN INSTITUTIONAL FUNDS SUMMARY PROSPECTUS